ARIN TACTICAL TAIL RISK ETF Ticker Symbol: ATTR Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS September 12, 2025 https://arinetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 12, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://arinetfs.com/attr. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Arin Tactical Tail Risk ETF (the “Fund”) seeks to maximize total return through a combination of capital appreciation and current income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.63%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.32%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers[2]	(0.32%)
Total Annual Fund Operating Expenses After Fee Waiver	0.63%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
2 The Adviser has contractually agreed to waive receipt of its management fees to the extent necessary to offset any acquired fund fees and expenses relating to the Fund’s investment in the Alpha Architect Tail Risk ETF through January 31, 2027. This waiver agreement may be terminated early only with the consent of the Fund’s Board of Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$64	$271
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide exposure to U.S. large-cap equities while also attempting to mitigate losses during periods of significant market decline, commonly referred to as “tail risk” events. Arin Risk Advisors, LLC (“Arin” or the “Sub-Adviser”) serves as the Sub-Adviser for the Fund.
Under normal circumstances, the Fund invests primarily in options contracts on large-capitalization U.S. equities or equity market indexes, such as the S&P 500 Index (the “Index”), and may invest in individual equities or ETFs that provide exposure to the

Index or other large-capitalization U.S. equity market indexes. The Fund may use both standardized exchange-listed options and FLexible EXchange® Options (“FLEX Options”), including put and call options and combinations thereof. Call options give the buyer the right, but not the obligation, to buy the underlying asset (e.g., an index) at a specified price (the “strike price”) on or before a certain date. Put options give the buyer the right, but not the obligation, to sell the underlying asset at a specified strike price on or before a certain date. Options combinations include strategies such as spreads, which involve simultaneously buying and selling options to manage risk and tailor market exposure. For example, a call spread involves buying one call option and selling another call option at a different strike price, while a put spread similarly involves buying and selling put options. When selling a spread, the maximum gain is the net premium collected (“initial premium”) and the maximum loss is equal to the difference in the respective strike prices, less the initial premium. The Fund uses these instruments as tools to implement its strategy and adjust its exposure to the equity market.
The Fund’s strategy employs a combination of the following components:
Normal Market Exposure
The Fund seeks to gain exposure to U.S. large-cap equities through the strategic use of options on the Index, other large-capitalization U.S. equity market indexes, or individual large-cap equity securities. Alternatively, the Fund may directly purchase individual large-cap equity securities or shares of ETFs that track the Index or other large-capitalization U.S. equity market indexes. When selling options or a combination of options that are expected to allow the Fund to realize gains if the reference asset remains above certain price levels expressed by the strike prices of the Fund’s options contracts, the Fund seeks to gain exposure to price movements in the reference asset (e.g., the Index). The Fund may also use combinations of long and short options (such as spreads) to help manage the range and degree of this exposure.
The difference between the price of the reference asset and the strike prices of the Fund’s options helps to determine the extent of the Fund’s market exposure to the reference asset. If the price of the reference asset remains above the strike price, the Fund will have modest exposure. If the price of the reference asset trades below the strike price, the Fund will have greater exposure. In cases where the price of the reference asset rises above certain levels, then the Fund will experience gains only up to the amount of option premium initially received. Other factors affecting the Fund’s returns from the use of options include the time to expiration for the options, the embedded likelihood that the price of the reference asset will be above the strike price, interest rates, and supply and demand dynamics for the options.
The Fund’s net exposure to the large cap equity securities from its normal market exposure will generally vary from approximately +100% to -40% (i.e., short exposure), depending on the types and mix of options in the portfolio and prevailing market conditions and exclusive of the Protective Options described below. This exposure may vary significantly as a result of the “Tactical Market Exposure” described below.
Tail Risk Protection
The Fund seeks to reduce the impact of severe market declines by holding a portfolio of long-dated, out-of-the-money put options on the Index (referred to as “Protective Options”). These options are expected to increase in value during market dislocation events, typically defined by Arin as a drawdown of 25% or more in the Index within a few months combined with a sustained increase in expected market volatility (i.e., a volatility index level above 50). Examples of historical market dislocation or tail risk events that have met both of these standards include the Financial Crisis of 2008-09 and the COVID-19 Pandemic of 2020.
The Protective Options serve as a hedge and are an essential part of the Fund’s risk management approach. When the Index falls below the strike prices of the Protective Options, the Fund will be negatively correlated to the Index. During other market periods, such as when the Index is increasing in value, the Protective Options will decrease the Fund’s return. The Fund targets a “Protection Ratio” of at least 10, which represents the number of Protective Options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of Index options representing the investment of all the Fund’s assets (the Fund’s total net assets divided by the Index value divided by 100 units per contract). However, the actual ratio may vary depending on market pricing and other factors.
A higher Protection Ratio would generally mean the Fund owns relatively more Protective Options as compared to its net assets than when the Fund has a lower Protection Ratio. Purchasing the Protective Options during periods without any market dislocation events will cause the Fund’s return to be lower than it would have been had the Fund purchased fewer or no Protective Options. Arin seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize this carrying cost. There may be periods where the high carrying cost of the Protective Options may result in Fund’s Protection Ratio remaining below 10. Furthermore, during a market dislocation event, the Fund expects its Protective Options to increase in value. When the value of the Protective Options increases, their associated time decay (i.e., the gradual loss in value as the options near expiration) increases, too. As a result, Arin may choose to sell some or all of such options to capture the increased value for the Fund. During periods where Arin sells some or all of the Fund’s Protective Options, Arin may elect to allocate the proceeds from the sales of these Protective Options to provide the Fund with greater equity exposure. Please see the discussion of Tactical Market Exposure below for more information on this aspect of the Fund’s strategy.

Income Generation
The Fund’s options positions are collateralized by a cash-equivalent portfolio (the “Collateral Portfolio”), which is primarily used to meet the margin requirements of the Fund’s options strategy and secondarily to generate income. Under normal circumstances, the Fund expects to allocate approximately 20% of its net assets to gain market exposure through options, 1% to 10% to Protective Options, and the remainder to the Collateral Portfolio (collectively, the Fund’s “Default Allocation”).
The Collateral Portfolio may consist of U.S. Treasury securities, money market instruments, money market mutual funds, or short-duration investments in fixed-income ETFs, other fixed income investments, or option-based investments known as box spreads (or ETFs that hold box spreads), which are combinations of options that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices) and are designed to behave like a fixed income instrument. The Fund may invest all or a portion of the Collateral Portfolio in ETFs affiliated with the Fund’s investment adviser or the Sub-Adviser.
Tactical Market Exposure
During periods where the Index is experiencing declines, the Fund may look to monetize its Protective Options and/or begin adding equity exposure to the Fund. The Fund will add equity exposure through the purchase of individual large-cap equities or ETFs that track the Index or other large-capitalization U.S. equity market indexes or through the use of options combinations on such equities or indices. This process will typically begin once the Index falls 15% from its highest level over the trailing 12 months (the “Peak”), though the Sub-Adviser may determine to add equity exposure after smaller declines in the Index. The initial investment will typically provide an additional approximately 10% equity exposure for the Fund to the Index or other large-cap equity securities. If the Index continues to decline, the Fund generally will add an additional approximately 5% exposure at each approximately 5% incremental decline in the Index. The Fund expects to add to its equity exposure as the Index declines until it reaches 60% equity exposure. There may be times when the Fund exceeds the 60% threshold for equity exposure, including, but not limited to when the market experiences an extreme sell-off.
If the Index begins to rebound, the Fund will begin lowering its equity exposure by 5% for every 5% increase in the Index level. Once the Index reaches its Peak, the Sub-Adviser will begin liquidating any tactical market exposure (described in the above paragraph) and begin repositioning the Fund to revert to its Default Allocation. Arin will continue to monitor the Index for future declines and will look to add equity exposure when such declines occur.
The Fund’s investment performance will be influenced by the combination of its market exposure, the premiums received or paid for options, and changes in the value of its options positions. The Fund does not seek to track the performance of any index, and its returns may differ significantly from those of the Index. While the Fund primarily expects to utilize options on the Index, it may, from time to time, utilize options on other large-capitalization U.S. equity securities or equity market indexes or ETFs that track the Index or other large-capitalization U.S. equity market indexes.
The Fund may engage in active and frequent trading of its portfolio investments, particularly options contracts. As a result, the Fund may have a high portfolio turnover rate, which could increase transaction costs and negatively impact the Fund’s performance.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Options Risk.
•Selling or Writing Options. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the underlying or reference asset. An underlying or reference asset may be an index, equity security, or ETF. If this occurs, the call option could be exercised and the underlying asset would then be sold at a lower price than its current market value. In the case of cash settled call options such as SPX options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the underlying asset, such a strategy limits the opportunity to profit from an increase in the market value of the underlying asset in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying asset. If this occurs, the put option could be exercised and the underlying asset would then be sold at a higher price than its current market value. In the case of cash settled put options, the put seller would be required to purchase the put option at a price that is higher than the original sales price for such put option.

•Buying or Purchasing Options Risk. If a call or put option is not sold when it has remaining value and if the market price of the underlying asset, in the case of a call option, remains less than or equal to the exercise price, or, in the case of a put option, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the call or put option. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position. When an option is purchased to hedge against price movements in an underlying asset, the price of the option may move more or less than the price of the underlying asset.
•Box Spread Risk. A Box Spread is a synthetic bond created by combining different options trades that have offsetting spreads (e.g., purchases and sales on the same underlying instrument, such as an index or an ETF, but with different strike prices). If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part, based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. If the Fund (or an underlying ETF) sells a Box Spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from Box Spreads is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund (or the underlying ETF) at competitive prices.
•FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the underlying share or equity index price, changes in actual and implied interest rates, changes in the actual and implied volatility of the underlying shares or equity index and the remaining time to until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of Arin (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (i.e., stock options, futures contracts, caps, floors, etc.). When the Fund obtains exposure to derivatives it will be exposed to the risks of those derivatives. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. Unfavorable changes in the value of the underlying asset, rate or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, a the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund’s investments are at risk that the OCC will be unable or unwilling to perform its obligations under the option contract terms. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Leverage Risk. Leverage risk refers to the potential for increased volatility and losses in a portfolio due to the use of derivatives or other financial instruments that may magnify gains and losses beyond the initial investment. The Fund will utilize derivatives, such as options, to gain exposure to certain assets or markets with a smaller initial investment. While leveraging derivatives can amplify gains, it can also magnify losses significantly. Leverage could possibly create increased volatility for the Fund.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in interest rate sensitive markets. Interest rate markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, the investment’s average time to maturity, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk. Investments in securities whose performance is linked to that of equity securities, such as SPX Options, may fluctuate in value in response to many factors, including the activities of the individual issuers included in the Index, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Investment Company Risk. An investment in other registered investment companies (including other ETFs, affiliated and non-affiliated) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory fees and trading costs. Investments in ETFs are also subject to the “ETF Risks” described below.
In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.
The Fund may invest in affiliated ETFs managed by the Adviser and/or Arin, including the Architect 1-3 Month Box ETF. The Adviser and/or Arin may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. To the extent the Fund invests a significant percentage of its assets in any one affiliated ETF or across multiple affiliated ETFs, the Fund will be subject to a greater degree to the risks particular to the investment strategies employed by the Adviser and/or Arin.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective.
Management Risk. The Fund is actively managed and Arin’s ability to choose suitable investments and implement the strategies described above has a significant impact on the ability of the Fund to achieve its investment objectives. In addition, there is the risk that the investment process, techniques and analyses used by Arin will not produce the desired investment results and the Fund may lose value as a result.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Cash Creation Unit Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations and redemptions for cash, rather than in-kind securities (although redemptions will also be done in-kind under certain circumstances). The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.
Tax Risk. The Fund may enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under the Internal Revenue Code of 1986, as amended (the “Code”), which may affect the taxation of the Fund. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the need to make taxable distributions, including those that will be taxed at the rates applicable to ordinary income. For example, exchange-traded options on certain indexes are currently taxed under Code Section 1256 pursuant to which profit and loss with respect to such options are subject to tax as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, certain derivatives are subject to mark-to-market, constructive sale, and straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable distributions that will need to be made by the Fund.
The Fund intends to qualify as a regulated investment company (“RIC”) under the Code, which requires the Fund to distribute a certain portion of its income and gains each year, among other requirements. Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of its shareholders under Code Section 852(b)(6), the Fund does not recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) or a court disagrees with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund may not have distributed sufficient income or gains to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders. In addition, the U.S. federal income tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset and may adversely affect the timing, character, and amount of income the Fund realizes from its investments.
Additionally, Code Section 1258 requires that certain capital gain from an investment be recharacterized as ordinary income if substantially all of the expected return is attributable to the time value of holding the investment and such investment falls into certain defined categories (a “conversion transaction”). If any of the Fund’s transactions or holding of Shares are deemed to be conversion transactions, certain gains from such transactions or Shares would be treated as ordinary income, which could result respectively in the Fund having not distributed enough income to qualify as a RIC (with the same tax consequences described above) or gain on the disposition of Shares being treated as ordinary income. No assurance can be given that the IRS or a court will not treat any such transactions by the Fund or the holding of Shares as conversion transactions.
If the IRS or a court were to determine that any transactions by the Fund should have been treated differently for tax purposes, it may be the case that the Fund has not previously distributed sufficient income or gains to qualify as a RIC in one or more prior years as described above. In addition to paying regular corporate income taxes or a deficiency dividend, the Fund may be responsible for penalties associated with incorrect information reporting about its distributions, which could be significant. Additionally, if the IRS or a court were to determine that any transactions by the Fund should have been treated differently for tax purposes, distributions made by the Fund may need to be recharacterized from capital gain to ordinary income, or vice versa, which could result in certain shareholders having underreported income or gains to the IRS for the applicable years. Such underreported income or gains could result in a shareholder owing increased taxes, penalties and interest to the IRS. Please consult your own tax advisor regarding how the Fund’s tax risks may potentially affect your particular tax situation.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://arinetfs.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Arin Risk Advisors, LLC (“Arin”)
PORTFOLIO MANAGERS
Ryan Bailey, Joseph DeSipio, and Lawrence Lempert are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Messrs. Bailey, DeSipio, and Lempert have served as portfolio managers of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.